UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)

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WIRELESS TELECOM GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WIRELESS TELECOM GROUP, INC.
25 Eastmans Road
Parsippany, NJ 07054
(973) 386-9696

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 11, 2014

To the Stockholders of Wireless Telecom Group, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Wireless Telecom Group, Inc., a New Jersey corporation (the “Company”), will be held at Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, NY 10022, on June 11, 2014, at 10:00 a.m., local time (the “Meeting”), for the following purposes:

1.	To elect each of Henry L. Bachman, Alan L. Bazaar, Joseph Garrity and Paul Genova as a member of the Company’s board of directors, for a term of one year or until their respective successors are elected and qualified;

2.	To ratify the selection of PKF O’Connor Davies, a division of O’Connor Davies, LLP as the Company’s independent registered public accountants for the year ending December 31, 2014;

3.	To ratify and approve an amendment and restatement to the Company’s 2012 Incentive Compensation Plan, providing for an additional 1,483,045 shares of common stock of the Company, $0.01 par value per share, to be available for future grants under the plan; and

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The board of directors of the Company unanimously recommends that you vote “FOR” each of the four nominees to the board of directors, “FOR” the ratification of the appointment of PKF O’Connor Davies, a division of O’Connor Davies, LLP as our independent registered public accounting firm for the year ending December 31, 2014, and “FOR” the approval of the amendment to the Company’s 2012 Incentive Compensation Plan.

The close of business on April 25, 2014 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Meeting.

All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by (i) filing written notice of such revocation with the Secretary of the Company, (ii) submission of a duly executed proxy bearing a later date, or (iii) voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to: Robert Censullo, Secretary, Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, New Jersey 07054. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

IF YOUR SHARES ARE HELD BY A BANK OR BROKER, YOU MUST BRING YOUR BANK OR BROKER’S STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF THE SHARES TO THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,
Robert Censullo
Secretary

Dated: April 30, 2014

WIRELESS TELECOM GROUP, INC.
25 Eastmans Road
Parsippany, NJ 07054
(973) 386-9696

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
June 11, 2014

This proxy statement and accompanying proxy card is furnished in connection with the solicitation by the board of directors of Wireless Telecom Group, Inc., a New Jersey corporation (the “Company”), of proxies in the enclosed form for the Annual Meeting of Stockholders (the “Meeting”) to be held at Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, NY 10022, on June 11, 2014, at 10:00 a.m., local time, and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The persons named in the enclosed proxy form will vote the shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), for which they are appointed in accordance with the directions of the stockholders appointing them. The principal executive offices of the Company are located at 25 Eastmans Road, Parsippany, New Jersey 07054. The approximate date on which this proxy statement and the accompanying form of proxy will first be mailed to the Company’s stockholders is May 6, 2014.

At the Meeting, the following proposals will be presented to the stockholders for approval:

1.	To elect each of Henry L. Bachman, Alan L. Bazaar, Joseph Garrity and Paul Genova as a member of the Company’s board of directors, for a term of one year or until their respective successors are elected and qualified;

2.	To ratify the selection of PKF O’Connor Davies, a division of O’Connor Davies, LLP as the Company’s independent registered public accountants for the year ending December 31, 2014;

3.	To approve an amendment and restatement of the Company’s 2012 Incentive Compensation Plan, providing for an additional 1,483,045 shares of Common Stock to be available for future grants under the plan; and

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING TO BE HELD ON JUNE 11, 2014

The Notice of Meeting, Proxy Statement, and 2013 Annual Report are available on the internet at: http://www.proxyvote.com.

Copies of the Company’s Annual Report containing audited financial statements of the Company for the year ended December 31, 2013, are being mailed together with this proxy statement to all stockholders entitled to vote at the Meeting.

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OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of shares of Common Stock as of the close of business on April 25, 2014 (the “Record Date”) are entitled to vote at the Meeting. On the Record Date, there were 19,211,456 shares of Common Stock outstanding and entitled to be voted at the Meeting. As of the Record Date, there were 441 holders of record of the Company’s Common Stock. Each outstanding share of Common Stock as of the Record Date is entitled to one (1) vote on all matters to be acted upon at the Meeting. A complete list of stockholders of record entitled to vote at the Meeting will be available for inspection by any stockholder for any purpose germane to the Meeting for 10 days prior to the Meeting during ordinary business hours at the Company’s headquarters located at 25 Eastmans Road, Parsippany, New Jersey 07054.

Most of the Company’s stockholders hold their shares through a stock brokerage account, bank or other nominee, rather than directly in their own name. There are some distinctions between shares held as a holder of record and those beneficially owned. If your shares of Common Stock are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the holder of record, and these proxy materials have been sent directly to you. As the holder of record, you have the right to grant your voting proxy directly to the persons named on the enclosed proxy card or to vote in person at the Meeting. A proxy card is enclosed with this proxy statement for you to use. If your shares of Common Stock are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the holder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the Meeting. However, since you are not the holder of record, you may not vote these shares in person at the Meeting. Your broker or nominee has enclosed a voting instruction card with this proxy statement for you to use in directing the broker or nominee how to vote your shares. Shares of Common Stock held in street name may be voted in person by you only if you obtain a signed proxy from the holder of record giving you the right to vote the shares.

Attendance at the Meeting is generally limited to our stockholders and their authorized representatives. All stockholders must bring an acceptable form of identification, such as a driver’s license, in order to attend the Meeting in person. In addition, if you hold shares of Common Stock in “street name” and would like to attend the Meeting, you will need to bring an account statement or other acceptable evidence of ownership of shares as of the close of business on the Record Date for the Meeting. However, those who hold shares in “street name” cannot vote their shares at the Meeting without a legal proxy.

Shares of Common Stock represented by proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If you give your proxy but do not include specific instructions on how to vote, the individuals named as proxies will vote your shares as follows:

• FOR the election of the board of directors’ nominees for director;

• FOR the ratification of the appointment of PKF O’Connor Davies, a division of O’Connor Davies, LLP as our independent registered public accounting firm for the year ending December 31, 2014; and

• FOR the amendment and restatement of the Company’s 2012 Incentive Compensation Plan.

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If other matters are properly presented at the Meeting, the individuals named as proxies will have the discretion to vote on those matters for you in accordance with their best judgment. However, our Secretary has not received timely and proper notice from any stockholder of any other matter to be presented at the Meeting. Any stockholder giving a proxy has the power to revoke such proxy at any time before it is voted by (i) filing written notice of such revocation with the Secretary of the Company, (ii) submission of a duly executed proxy bearing a later date, or (iii) voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to: Robert Censullo, Secretary, Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, New Jersey 07054. A return envelope, which requires no postage if mailed in the United States, is enclosed herewith for your convenience.

A quorum is required for the Company’s stockholders to conduct business at the Meeting. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Meeting (a majority of the outstanding shares of the Company’s common stock as of the Record Date) will constitute a quorum, permitting us to conduct the business of the Meeting. Please carefully consider the information contained in this proxy statement and, whether or not you plan to attend the Meeting, submit your vote promptly so that we can be assured of having a quorum present at the Meeting and so that your shares may be voted in accordance with your wishes even if you later decide not to attend. Abstentions and “broker non-votes” (described below) will be counted for purposes of determining whether there is a quorum for the transaction of business at the Meeting.

Directors are elected by a plurality of the votes cast by holders of shares entitled to vote thereon at the Meeting (in person or by proxy). Only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee (including broker non-votes, see below) will not be counted toward such nominee’s achievement of a plurality, but will be counted for quorum purposes.

The affirmative vote of a majority of the votes cast by holders of shares entitled to vote thereon at the Meeting (in person or by proxy) is required for ratification of the appointment of PKF O’Connor Davies, a division of O’Connor Davies, LLP as the Company’s independent registered public accounting firm for the 2014 calendar year. See below for a discussion of the effect of abstentions and broker non-votes.

The affirmative vote of a majority of the votes cast by holders of shares entitled to vote thereon at the Meeting (in person or by proxy) is required for approval of the amendment to the 2012 Incentive Compensation Plan. See below for a discussion of the effect of abstentions and broker non-votes.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal, usually because the nominee has not received voting instructions from the beneficial owner in a timely fashion and does not have discretionary voting power with respect to that matter because it is considered non-routine. Under the current rules of the New York Stock Exchange, brokers have discretionary authority with respect to the ratification of the appointment of PKF O’Connor Davies, a division of O’Connor Davies, LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year, and may therefore vote your shares with respect to such proposal if such broker does not receive instructions from you. However, brokers or other nominees may not exercise discretionary voting power with respect to any of the other matters to be considered at the Meeting, as each of such other matters are considered to be non-routine. Therefore, if a broker or other nominee has not received voting instructions from the beneficial owner with respect to the election of directors, or Proposal 3 regarding the amendment to the 2012 Incentive Compensation Plan, such nominee cannot vote the relevant shares on the proposal(s) for which no voting instructions have been received. As a result, it is important that you provide appropriate instructions to your brokerage firm with respect to your vote.

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Effect of Abstentions and Broker Non-Votes: If your shares are treated as an abstention or broker non-vote, your shares will only be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will not be considered in determining the number of votes cast on a particular matter. Therefore, with respect to any proposal numbers 2 and 3 abstentions and broker non-votes will be excluded when calculating the number of votes cast on the matter.

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PROPOSAL 1
ELECTION OF DIRECTORS

General

The Company’s by-laws provide that the Company’s board of directors shall consist of up to nine members. The number of directors constituting the Company’s board of directors, as determined by the Company’s board of directors, is currently fixed at four, and at present, there are four directors serving on the Company’s board of directors. At the Meeting, the Company’s stockholders will be asked to vote for the election of four nominees to serve on the Company’s board of directors until the next annual meeting of stockholders or until their respective successors are elected and qualified.

If a proxy is properly executed but does not contain voting instructions, it will be voted “FOR” the election of each of the nominees named below as a director of the Company. Proxies cannot be voted for a greater number of persons than four. Management has no reason to believe that any of the nominees named below will not be a candidate or will be unable to serve as a director. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxies may be voted for such substitute nominees as the Company’s board of directors may designate.

Director Nominees, Current Directors and Executive Officers of the Company

Set forth below are the names, ages and descriptions of the backgrounds, as of April 25, 2014, of each of the director nominees, current directors and executive officers of the Company.

Name	Age	Position
Alan L. Bazaar(1)(2)(3)(4)	44	Chairman of the Board
Henry L. Bachman(1)(2)(3)(4)	84	Director
Joseph Garrity(1)(2)(3)(4)	58	Director
Paul Genova(1)	58	Director and Chief Executive Officer
Robert Censullo	46	Chief Financial Officer and Secretary
Joseph Debold	59	Senior Vice President of Global Sales and Marketing

(1)	Director Nominee
(2)	Current Member of Nominating and Governance Committee
(3)	Current Member of Compensation Committee
(4)	Current Member of Audit Committee

Alan L. Bazaar, a director nominee, became a director of the Company in June 2013 and was elected Chairman of the Board in April 2014. Mr. Bazaar is a Partner and Chief Executive Officer of Hollow Brook Wealth Management LLC where he is responsible for investment research and portfolio management. He has served as the sole Chief Executive Officer since December 2013 and previously served in this position as Co-Executive Officer since January 2013. Prior to such time, Mr. Bazaar was Managing Director from 2010 through 2012. From 1999 until 2010, Mr. Bazaar was a Managing Director and Portfolio Manager at Richard L. Scott Investments, LLC where he co-managed the public equity portfolio and was responsible for all aspects of the investment decision-making process including all elements of due diligence. From 2004 until 2008, Mr. Bazaar served on the board of Media Sciences International, Inc. and during his tenure served at various times on its Audit Committee, Compensation Committee and Nominating and Governance Committee. Mr. Bazaar was formerly a director of Airco Industries, Inc., a privately held manufacturer of aerospace products and was with Arthur Andersen LLP in the Assurance and Financial Buyer’s Practices group and in their Business Fraud and Investigation Services Unit. Mr. Bazaar serves on the board of directors of NTS, INC., a NYSE MKT LLC listed company. Mr. Bazaar received an undergraduate degree in History from

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Bucknell University and a Master of Business Administration from the Stern School of Business at New York University. Mr. Bazaar is also a Certified Public Accountant (“CPA”). The Company believes that Mr. Bazaar’s financial and accounting expertise qualifies him to serve on the Company’s board of directors.

Henry L. Bachman, a director nominee, became a director of the Company in January 1999 and has a career of over 50 years in the electronics industry. Mr. Bachman served as Vice President of Hazeltine Corp, now BAE Systems Electronic Solutions from 1972 until his retirement in 1995. After retirement, he provided consulting services to them on a part-time basis until July 2009. He joined Wheeler Laboratories in 1951 and served as President from 1968 and until the company merged with Hazeltine Corp in 1972. He served as a consultant to The Research Foundation of the State of New York from 2001 until 2011. Mr. Bachman has a Bachelor’s degree and Master of Science degree from Polytechnic Institute of New York University (formally Brooklyn Polytechnic) and completed the Advanced Management Program at Harvard Sloan School of Management. The Company’s board of directors selected Mr. Bachman to serve as a director because of his history of serving the Company for over a decade, in addition to his significant experience in the electronics industry.

Joseph Garrity, a director nominee, became a director of the Company in July 2007. From 2011 to present, Mr. Garrity serves as the co-founder, COO/CFO of Salem Global Partners, Inc., a strategic recruiting and consulting company serving the financial services industry. Mr. Garrity served in various capacities from 1991 to 2005 including: Executive Vice President, Chief Financial Officer, Chief Operating Officer and Director of 4 Kids Entertainment, a New York Stock Exchange Listed company at the time. For more than six years prior to such time, Mr. Garrity was a Senior Audit Manager for Deloitte & Touché LLP serving U.S. and multinational public companies. Mr. Garrity is a member of the Advisory Board of AGB Search, a higher education executive search firm, and a member of the Central Harlem Initiative for Learning and Development. Mr. Garrity has 24 years of experience in executive financial management and is a CPA and a member of the NYSSCPA’s and the AICPA. Mr. Garrity’s significant tenure as the chief financial officer of a public company, as well as his financial background, qualifies him to serve on the Company’s board of directors and as a financial expert on the Company’s audit committee.

Paul Genova, a director nominee, has served as the Company’s Chief Executive Officer and member of the board of directors since November 2009 and served as the Company’s CFO from September 2003 to September 2010. From March 2004 until July 2005, Mr. Genova served as a director of the Company and from September 2005 to January 2006, Mr. Genova served as interim Chief Executive Officer of the Company. From 1994 to February 2002, Mr. Genova served as Chief Financial Officer of Wilson Logistics, Inc., a supply chain management and industrial services provider. From 1985 to 1994, Mr. Genova worked with Deloitte & Touché LLP as a Senior Audit Manager, working with various global manufacturing companies. Mr. Genova is a CPA and has a Bachelor of Science degree in Accounting from Manhattan College. The Company’s board of directors selected Mr. Genova to serve as a director of the Company because of his history as the Company’s Chief Executive Officer, as well as his extensive business and financial background.

Robert Censullo has served as the Company’s Chief Financial Officer since June 2013. Mr. Censullo served as the Company’s Acting Chief Financial Officer from September 2010 to June 2013 and since November 2005 has served, and continues to serve, as the Company’s Corporate Secretary. From April 1999 to September 2010, Mr. Censullo held various financial positions within the Company, including Corporate Controller. Prior to such time, Mr. Censullo worked for Interim Technology, a division of Interim Services, Inc., as an accountant. Mr. Censullo has a Bachelor of Science degree in Accounting from Saint Peter’s University.

Joseph Debold has served as the Company’s Senior Vice President of Global Sales and Marketing since March 2011 and previously served as the Company’s Senior Vice President of Global Sales and Marketing in a non-executive officer role since joining the Company in April 2010. From 2009 to 2010, Mr. Debold served as a Vice President of Sales and Business Development at EXTOL International. In 2003,

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Mr. Debold founded, and served as President of, the consulting firm of Camelot, Inc. until his departure in 2009. Previous to that, Mr. Debold served in various sales, marketing and operating leadership roles at Relavis Corporation (part of Group Business Software AG), Worldtalk (part of Axway) and Candle Corporation (now part of IBM). Mr. Debold is a graduate of Fordham University’s MBA School and Manhattan College.

There are no family relationships among any of the director nominees, current directors or executive officers of the Company.

Independence of Directors

We apply the standards of the NYSE MKT LLC (formerly NYSE Amex LLC, the “NYSE MKT” or the “New York Stock Exchange”), the stock exchange upon which our Common Stock is listed in the U.S., for determining the independence of the members of our board of directors and board committees. The Company’s board of directors has determined that all of the Company’s directors, except Mr. Genova, are currently “independent” in accordance with the applicable listing standards of the New York Stock Exchange as currently in effect. Under applicable New York Stock Exchange Rules, Mr. Genova is not considered independent because he presently serves as the Company’s Chief Executive Officer.

Meetings of the Board of Directors

During the year ended December 31, 2013, the Company’s board of directors held thirteen meetings. The board of directors has an Audit Committee, a Compensation Committee and a Nominations and Governance Committee. During the year ended December 31, 2013, the Audit Committee held four meetings, the Compensation Committee held sixteen meetings and the Nominations and Governance Committee held two meetings. During the year ended December 31, 2013, no director attended fewer than 75% of the aggregate of the total number of meetings of the Company’s board of directors (held during the period for which he was a director) and the total number of meetings held by all committees of the Company’s board of directors on which he served (held during the period that he served).

Corporate Governance Guidelines and Board Committees

Our board of directors maintains a formal statement of its responsibilities and corporate governance guidelines to ensure effective governance in all areas of its responsibilities. Our corporate governance guidelines, as adopted in April 2013, are available on our website at www.wtcom.com by clicking on the tab “Investor Relations,” and then the “Corporate Governance Guidelines” link. The guidelines are reviewed periodically and revised as appropriate to reflect the dynamic and evolving processes relating to corporate governance, including the operation of the board of directors.

The Company’s board of directors has also adopted a written charter for each of the Audit Committee, the Compensation Committee, and the Nominations and Governance Committee. Each charter is available on the Company’s website at www.wtcom.com by first clicking on the tab “Investor Relations”, then clicking on the tab “Corporate Governance” and then the appropriate link for each committee charter. Except to the extent expressly stated otherwise, information contained on or accessible from our website or any other website is not incorporated by reference into and should not be considered part of this proxy statement.

The Audit Committee serves at the pleasure of the Company’s board of directors, and is authorized to review proposals of the Company’s auditors regarding annual audits, recommend the engagement or discharge of the auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, to review the scope of the annual audit, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors.

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Before an independent public accounting firm is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee. Our Audit Committee has the sole authority to approve the scope of the audit and any audit-related services as well as all audit fees and terms. Our Audit committee must pre-approve any audit and non-audit related services by our independent registered public accounting firm. During our fiscal year ended December 31, 2013, no services were provided to us by our independent registered public accounting firm other than in accordance with the pre-approval procedures described herein.

During the year ended December 31, 2013, the members of the Audit Committee were Messrs. Joseph Garrity, Henry L. Bachman and Alan L. Bazaar.

The Company’s board of directors has determined that each member of the Audit Committee currently meets the independence criteria set forth in the applicable rules of the New York Stock Exchange and the Securities and Exchange Commission, or SEC, for audit committee membership. The board of directors has also determined that all members of the Audit Committee possess the level of financial literacy required by applicable New York Stock Exchange and SEC rules. The Company’s board of directors has determined that Joseph Garrity is qualified as an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K.

The Compensation Committee serves at the pleasure of the Company’s board of directors, and is authorized to establish salaries, incentives and other forms of compensation for officers, directors and certain key employees and consultants, administer the Company’s various incentive compensation and benefit plans and recommend policies relating to such plans. The members of the Compensation Committee during the year ended December 31, 2013 were Messrs. Bachman and Garrity, Richard Cremona, a director of the Company until his departure on March 5, 2014 and Glenn Luk, a director of the Company until his departure on April 9, 2014. Mr. Bazaar became a member of the Compensation Committee in March 2014. Each of Messrs. Bachman, Garrity and Bazaar is currently independent for purposes of the applicable New York Stock Exchange rules.

The Nominations and Governance Committee serves at the pleasure of the Company’s board of directors, and oversees the process for performance evaluations of each of the committees of the board of directors and is responsible for overseeing matters of corporate governance, including the evaluation of the performance and practices of the Company’s board of directors and reviewing and recommending revisions to our corporate governance guidelines. It is also within the charter of the Nominations and Governance Committee to review the Company’s management succession plans and executive resources. In addition, the Nominations and Governance Committee reviews possible candidates for the Company’s board of directors and recommends the nominees for directors to the board for approval as described in greater detail below. The members of the Nominations and Governance Committee during the year ended December 31, 2013 were Messrs. Cremona, Bachman and Anand Radhakrishnan. Mr. Cremona was a director of the Company until his departure on March 5, 2014 and Mr. Radhakrishnan was a director of the Company until his departure on April 9, 2014. Messrs. Bazaar and Garrity became members of the Nomination and Governance Committee in April 2014. Each of Messrs. Bachman, Bazaar and Garrity are currently independent for purposes of the applicable New York Stock Exchange rules.

Code of Business Conduct and Ethics

The Company’s board of directors has adopted a Code of Business Conduct and Ethics (the “Code”) that outlines the principles of legal and ethical business conduct under which the Company does business. The Code, which is applicable to all directors, employees and officers of the Company, is available at the Company’s website at www.wtcom.com. Any substantive amendment or waiver of the Code may be made only by the Company’s board of directors or a committee of the board of directors, and will be promptly disclosed to the Company’s shareholders on its website. In addition, disclosure of any waiver of the Code will

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also be made by the filing of a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) in accordance with the requirements thereof.

Director Nominations

The Nominations and Governance Committee is responsible for, among other things, the selection, or the recommendation to the Company’s board of directors for selection, of nominees for election as directors. The Company’s board of directors determines whether the Nominations and Governance Committee shall make director nominations as a committee or make recommendations to the board of directors with respect to director nominations. In selecting candidates for appointment or re-election to the board of directors, the Nominations and Governance Committee considers the following criteria:

•	Personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community.

•	Experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, educational, or large not-for-profit organizations. The committee may also seek directors who are widely recognized as leaders in the fields of technology, wireless systems, or business generally, including those who have received awards and honors in their field.

•	Financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance.

•	Possess the fundamental qualities of intelligence, perceptiveness, fairness, and responsibility.

•	Ability to critically and independently evaluate business issues, contributing diverse perspectives or viewpoints, and making practical and mature judgments.

•	A genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director.

•	No conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders.

Directors should have varied educational and professional experiences and backgrounds that, collectively, provide meaningful guidance and counsel to management. Diversity of background, including gender, race, ethnic or national origin, age, and experience in business, government, education, international experience and other areas relevant to the Company’s business are factors in the selection process. As a company, we are committed to creating and sustaining a culture of inclusion and fairness. In addition, the Nominations and Governance Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under New York Stock Exchange rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

If the Nominations and Governance Committee believes that the Company’s board of directors requires additional candidates for nomination, the Nominations and Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates and will consider recommendations from the Company’s directors and officers.

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Stockholder Nominations of Directors

Stockholders may nominate persons for election to our board of directors at a meeting of stockholders in the manner provided in our By-laws, which include a requirement to comply with certain notice procedures. Nominations shall be made pursuant to written notice addressed to our principal executive offices set forth on page 1 of this proxy statement, and for the Annual Meeting of Stockholders in 2015, must be received not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the 2014 Annual Meeting of Stockholders, or no later than March 13, 2015 and no earlier than February 11, 2015.

Board Leadership Structure and Role in Risk Oversight

The board of directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. Risk management includes not only understanding company specific risks and the steps management implements to manage those risks, but also what level is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing the appropriate level of risk for the Company. For example, the board of directors meets with management at least quarterly to review, advise and direct management with respect to strategic business risks, operational risks and financial risks, among others. The board of directors also delegates oversight to board committees to oversee selected elements of risk.

The Audit Committee oversees financial risk exposures, including monitoring the integrity of the Company’s financial statements, internal controls over financial reporting, and the independence of the Company’s Independent Registered Public Accounting Firm. The Audit Committee receives periodic internal controls and related assessments from the Company’s finance department. The Audit Committee also assists the board of directors in fulfilling its oversight responsibility with respect to compliance matters and meets at least quarterly with our finance department and Independent Registered Public Accounting Firm to discuss risks related to our financial reporting function. In addition, the Audit Committee ensures that the Company’s business is conducted with the highest standards of ethical conduct in compliance with applicable laws and regulations by monitoring our Code of Business Conduct and Ethics Policy and by directly monitoring the Company’s whistleblower hotline.

The Compensation Committee participates in the design of compensation structures that create incentives that encourage a level of risk-taking behavior consistent with the Company’s business strategy as is further described in the Executive Compensation section below. The Company believes its compensation policies and practices for all employees do not create risks that are reasonably likely to have a material adverse effect on the Company.

The Nominating and Governance Committee oversees governance-related risks by working with management to establish corporate governance guidelines applicable to the Company, and making recommendations regarding director nominees, the determination of director independence, Board leadership structure and membership on Board committees.

The Company separates the roles of Chief Executive Officer and Chairman of the board of directors in recognition of the differences between the two roles. Additionally, having an independent director serve as the Chairman of the board is an important aspect of the Company’s corporate governance policies.

All of the members of the board of directors are “independent” within the standards of the NYSE, except Mr. Genova, our Chief Executive Officer. Our board of directors receives periodic presentations from our executive officers regarding our compliance with our corporate governance practices.

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While our board of directors maintains oversight responsibility, management is responsible for our day-to-day risk management processes. Our board of directors believes this division of responsibility is an effective approach for addressing the risks we face.

Certain Legal Proceedings

None of our directors or executive officers, nor any associate of such individual, are involved in a material legal proceeding adverse to us or any of our subsidiaries.

Communications by Shareholders with Directors

The Company encourages shareholder communications to the Company’s board of directors and/or individual directors. Shareholders who wish to communicate with the Company’s board of directors or an individual director should send their communications to the director(s) care of Paul Genova, Chief Executive Officer, Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, New Jersey 07054; or Fax: (973) 386-9191. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. All other communications should be sent to the attention of the Chairman of the Nominations and Governance Committee. Mr. Genova will maintain a log of such communications and will transmit as soon as practicable such communications to either the Chairman of the Audit Committee or the Chairman of the Nominations and Governance Committee, as applicable, or to the identified individual director(s), although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by Mr. Genova.

Director Attendance at Annual Meetings

The Company will make every effort to schedule its annual meeting of stockholders at a time and date to accommodate attendance by directors taking into account the directors’ schedules. All directors are encouraged to attend the Company’s annual meeting of shareholders. All of our directors attended the Company’s 2013 annual meeting of shareholders. All directors and nominees are expected to attend the 2014 Meeting.

Vote Required and Recommendation of the Company’s Board of Directors

The terms of each of the Company’s incumbent directors will expire on the date of the Meeting. Accordingly, four persons are to be elected to serve as members of the Company’s board of directors at the Meeting. Management’s nominees for election by the Company’s shareholders to those four positions are Henry L. Bachman, Alan L. Bazaar, Joseph Garrity and Paul Genova. Please see “Director Nominees, Current Directors and Executive Officers of the Company” above for information concerning each of the nominees.

If a quorum is present at the Meeting, the four nominees for directors receiving the highest number of votes cast “FOR” will be elected as directors of the Company, each to serve until the next annual meeting of the Company’s shareholders or until their respective successors are elected and qualified.

The Company’s board of directors unanimously recommends that you vote “FOR” the election of each of the nominees named above to the Company’s board of directors. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” EACH NOMINEE UNLESS SHAREHOLDERS SPECIFY A CONTRARY VOTE.

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AUDIT COMMITTEE REPORT

The Audit Committee is composed of independent directors, as defined in the listing standards of the New York Stock Exchange, and operates under a written charter adopted by the board of directors. The current members of the Company’s Audit Committee are Joseph Garrity, Henry L. Bachman and Alan L. Bazaar.

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2013. The information contained in this report shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013:

(1)	The Audit Committee reviewed and discussed the audited financial statements with management;

(2)	The Audit Committee discussed with PKF O’Connor Davies, a division of O’Connor Davies, LLP (“PKF”), the Company’s independent auditors, the matters required to be communicated by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 “Communications with Audit Committees”;

(3)	The Audit Committee reviewed the written disclosures and the letter from PKF required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence.

Based on the review and discussion referred to above, the Audit Committee recommended to the Company’s board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC.

AUDIT COMMITTEE

Joseph Garrity
Henry L. Bachman
Alan L. Bazaar

Dated: April 30, 2014

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EXECUTIVE COMPENSATION

Overview

The goal of our named executive officer compensation program is the same as our goal for operating the Company—to create long-term value for our shareholders. Toward this goal, we have designed and implemented our compensation programs for our named executives (Messrs. Genova, Censullo and Debold) to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our shareholders and to encourage them to remain with the Company for long and productive careers. Most of our compensation elements simultaneously fulfill one or more of our performance, alignment and retention objectives. These elements consist of salary and bonuses, equity incentive compensation, retirement and other benefits. In deciding on the type and amount of compensation for each executive, we focus on both current pay and the opportunity for future compensation. We combine the compensation elements for each executive in a manner we believe optimizes the executive’s contribution to the Company.

Compensation Objectives

Performance. Our three executives who are identified in the Summary Compensation Table below (whom we refer to as our named executives) had a combined total of 28 years with our Company, during which they have held different positions and been in some cases promoted to increasing levels of responsibility. Key elements of compensation that depend upon the named executive’s performance include:

•	a discretionary cash bonus that is based on an assessment of his performance against pre-determined quantitative and qualitative measures within the context of the Company’s overall performance; and

•	equity incentive compensation in the form of stock options or restricted stock, subject to vesting requirements that depend on meeting specific performance objectives and require continued service with the Company.

Base salary and bonus are designed to reward annual achievements and be commensurate with the executive’s scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness. Our other elements of compensation focus on motivating and challenging the executive to achieve superior, longer-term, sustained results.

Alignment. We seek to align the interests of the named executives with those of our investors by evaluating executive performance on the basis of key financial measurements which we believe closely correlate to long-term shareholder value, including revenue, operating profit, earnings per share, operating margins, return on total equity or total capital, cash flow from operating activities and total shareholder return. Equity incentive compensation awards align the interests of the named executives with shareholders because the vesting of these awards relates to achieving specific performance objectives and the total value of those awards corresponds to stock price appreciation.

Retention. We attempt to retain our executives by using continued service as a determinant of total pay opportunity, with the extended vesting terms of equity awards.

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Implementing Our Objectives

Determining Compensation. Our Compensation Committee relies upon its judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against predetermined established goals, relating to leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements and long-term potential to enhance shareholder value. Specific factors affecting compensation decisions for the named executives include:

•	key financial measurements such as revenue, operating profit, earnings per share, operating margins, return on total equity or total capital, cash flow from operating activities and total shareholder return;

•	strategic objectives such as acquisitions, dispositions or joint ventures, technological innovation and globalization;

•	promoting commercial excellence by launching new or continuously improving products or services, being a leading market player and attracting and retaining customers;

•	achieving specific operational goals for the Company, including improved productivity, simplification and risk management;

•	achieving excellence in their organizational structure and among their employees; and

•	supporting our values by promoting a culture of unyielding integrity through compliance with law and our ethics policies, as well as commitment to community leadership and diversity.

We generally do not adhere to rigid formulas or react to short-term changes in business performance in determining the amount and mix of compensation elements. We consider competitive market compensation paid by other companies, but we do not attempt to maintain a certain target percentile within a peer group or otherwise rely on those data to determine executive compensation. We incorporate flexibility into our compensation programs and in the assessment process to respond to and adjust for the evolving business environment.

We strive to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives. Any apportionment goal is not applied rigidly and does not control our compensation decisions; we use it as another tool to assess an executive’s total pay opportunities and whether we have provided the appropriate incentives to accomplish our compensation objectives. Our mix of compensation elements is designed to reward recent results and motivate long-term performance through a combination of cash and equity incentive awards. We also seek to balance compensation elements that are based on financial, operational and strategic metrics with others that are based on the performance of our shares. We believe the most important indicator of whether our compensation objectives are being met is our ability to motivate our named executives to deliver superior performance and retain them to continue their careers with us on a cost-effective basis.

No Employment Agreements. With the exception of the Severance Agreements described in this proxy statement, our named executives do not have any additional employment, severance or change-of-control agreements. Our named executives serve at the will of the board of directors, which enables the Company to terminate their employment with discretion as to the terms of any severance arrangement. This is consistent with the Company’s performance-based employment and compensation philosophy. In addition, our policies on employment, severance and retirement arrangements help retain our executives by subjecting to forfeiture significant elements of compensation that they have accrued over their careers at our company if they leave the Company prior to retirement.

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Role of Compensation Committee and CEO. The Compensation Committee of our board has primary responsibility for overseeing the design, development and implementation of the compensation program for the CEO and the other named executives. The Compensation Committee evaluates the performance of the CEO and recommends to all independent directors the CEO compensation in light of the goals and objectives of the compensation program. The CEO and the Compensation Committee together assess the performance of the other named executives and determine their compensation, based on initial recommendations from the CEO.

Our CEO assists the Compensation Committee in reaching compensation decisions with respect to the named executives other than the CEO. The other named executives do not play a role in their own compensation determination, other than discussing individual performance objectives with the CEO.

Role of Compensation Consultants. Prior to 2013, we have not used the services of any compensation consultant in matters affecting senior executive or director compensation. In 2013, the Compensation Committee engaged the services of a compensation consultant, ClearBridge Compensation Group, to (i) review and assess the Compensation Committee’s proposed option grant pool to senior officers of the Company to ensure the option pool was in line with relevant market practices, and (ii) provide a recommendation on the allocation of the proposed pool between the Chief Executive Officer and five additional officers who were expected to receive grants based on recommendations of the Chief Executive Officer. The proposed option pool was intended to provide value to the management team after taking into account existing performance based stock options, as well as severance. To assess the Compensation Committee’s proposed option grants, the compensation consultant developed a peer group of companies with the assistance of the Compensation Committee, reviewed the potential dilution from existing options and projected share usage (run rate) in relation to peer practices, and compared the existing compensation of the chief executive officers in the peer group companies to the compensation of our chief executive officer, Mr. Genova. The compensation consultant concluded that the Compensation Committee’s proposal was reasonable, the potential share dilution and usage rate resulting from the proposal were consistent with those of peer companies identified by the consultant and Institutional Shareholder Services thresholds, and provided a recommendation regarding a stock option grant range for our chief executive officer. The new options were structured as performance-based stock-options with additional vesting upon a change of control. The performance based vesting criteria was determined by the Compensation Committee and will be assessed by our board of directors. See “Outstanding Equity Awards at Fiscal Year-End 2013” below. In the future, either the Company or the Compensation Committee may engage or seek the advice of compensation consultants.

Equity Grant Practices. The exercise price of each stock option awarded to our senior executives under our long-term incentive plan is the closing price of our stock on the date of grant. Scheduling decisions are made without regard to anticipated earnings or other major announcements by the Company. We prohibit the repricing of stock options. Restricted stock awards typically vest over a one-year period and our stock option awards typically provide for vesting based upon the Board’s determination of the deliverance of certain financial milestones. The vesting feature of our equity grants is intended to further our goal of executive retention by providing an incentive to our senior executives to remain in our employ during the vesting period.

Tax Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the Company’s CEO or any of the Company’s four other most highly compensated executive officers who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by shareholders). For 2013, the payments of annual bonuses were designed to satisfy the requirements for deductible compensation.

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Potential Impact on Compensation from Executive Misconduct. If the board determines that an executive officer has engaged in fraudulent or intentional misconduct, the board would take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoers as would be appropriate. Discipline would vary depending on the facts and circumstances, and may include, without limit, (1) termination of employment, (2) initiating an action for breach of fiduciary duty, and (3) if the misconduct resulted in a significant restatement of the Company’s financial results, seeking reimbursement of any portion of performance-based or incentive compensation paid or awarded to the executive that is greater than would have been paid or awarded if calculated based on the restated financial results. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Measures Used to Achieve Compensation Objectives

Annual cash compensation

Base salary. Base salaries for our named executives depend on the scope of their responsibilities, their performance, and the period over which they have performed those responsibilities. Decisions regarding salary increases take into account the executive’s current salary and the amounts paid to the executive’s peers within and outside the Company. Base salaries are reviewed approximately every 12 months, but are not automatically increased if the Compensation Committee believes that other elements of compensation are more appropriate in light of our stated objectives. This strategy is consistent with the Company’s primary intent of offering compensation that is contingent on the achievement of performance objectives.

Bonus. Each quarter the CEO reviews with the Compensation Committee the Company’s estimated full-year financial results against the financial, strategic and operational goals established for the year, and the Company’s financial performance in prior periods. After reviewing the final full year results, the Compensation Committee and the Board approve total bonuses to be awarded from the maximum fund available based on the achievement of previously agreed to management objectives and final full-year financial performance. If applicable, bonuses are paid in the months of March and April following our December 31 fiscal year end.

The Compensation Committee, with input from the CEO with respect to the other named executives, uses discretion in determining for each individual executive the current year’s bonus based on previously agreed to management objectives and the final full-year financial performance. We believe that the annual bonus rewards the high-performing executives who drive our results and motivates them to sustain this performance over a long career.

The salaries paid and the annual bonuses awarded to the named executives in 2013 are discussed below and shown in the Summary Compensation Table below.

Equity Awards

The Company’s equity incentive compensation program is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future superior performance, align the interests of the executive with our shareholders’ and retain the executives through the term of the awards. We consider the grant size and the appropriate combination of stock options or restricted stock when making award decisions. Equity-based awards are made pursuant to the Company’s equity incentive plans. Our primary stock-based employee compensation plan, the 2012 Incentive Compensation Plan, which we refer to as the 2012 Plan, was initially ratified by our stockholders in June 2012. We regard the 2012 Plan as a key retention tool. Retention serves as a very important factor in our determination of the type of award to grant and the number of underlying shares that are granted in connection with that award.

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The Compensation Committee considers cost to the Company in determining the form of award and, as a result, typically grants stock options and restricted shares. In determining the size of an option or restricted stock grant to a named executive officer, both upon initial hire and on an ongoing basis, our Compensation Committee considers competitive market factors, the size of the equity incentive plan pool, cost to the Company, the level of equity held by other officers and individual contribution to corporate performance. Although there is no set target level for holding options or stock ownership, the Compensation Committee recognizes that the equity based component ensures additional focus by the named executive officers on stock price performance and enhances executive retention. Accordingly, the exercise price of stock options is tied to the fair market value of our Common Stock on the date of grant and such options typically vest when performance targets, pre-determined by our board, are achieved.

There is no set formula for the granting of awards to individual executives or employees. The number of options awarded may vary up or down from prior year awards.

All three of our named executives received grants of restricted stock awards in 2013. Messrs. Genova, Debold and Censullo were granted 42,000, 26,000 and 11,000 shares of restricted common stock, respectively, on August 19, 2013. Additionally in 2013, we granted options to all three of our named executive officers. Messrs. Genova, Debold and Censullo were granted options to purchase 400,000; 250,000 and 100,000 shares, respectively (at an exercise price of $1.77 per share). These restricted shares and options only vest upon the earlier to occur of: (a) the date on which our board of directors determines that certain financial performance targets have been achieved; or (b) the date on which a “Change of Control” (as defined in the Restricted Stock Agreements dated August 19, 2013) of the Company is consummated. We believe that this performance vesting schedule aids the Company in motivating and retaining executives, and provides shareholder value.

Two of our named executive officers received grants of restricted common stock awards in 2012. Messrs. Genova and Debold were granted 76,957 and 21,739 shares of restricted common stock, respectively, on June 13, 2012. These shares were fully vested at December 31, 2013.

The amount of equity incentive compensation granted in 2013 was based upon the strategic, operational and financial performance of the Company overall and reflects the executives’ expected contributions to the Company’s future success. Existing ownership levels are not a factor in award determination, as we do not want to discourage executives from holding significant amounts of our stock.

Other Compensation

Includes the total estimated value of the premium paid on group term life insurance and accidental death and dismemberment insurance, the matching contribution of the Wireless Telecom Group, Inc. 401(k) Profit Sharing Plan and the total estimated use of Company automobiles.

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Summary Compensation Table for 2013 and 2012

The following summary compensation table sets forth the total compensation paid or accrued for the years ended December 31, 2013 and 2012 to our CEO and our other most highly compensated executive officers who were serving as executive officers on December 31, 2013. We refer to these officers as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Commission ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)(3)	All Other Compensation ($)(4)	Total ($)
Paul Genova	2013	250,000		171,600	—	303,800	13,800	739,200
Chief Executive Officer	2012	230,000		151,100	119,500	101,300	13,500	615,400
Robert Censullo	2013	135,000		87,000	—	19,000	26,200	267,200
Chief Financial Officer	2012	125,000		63,000	—	6,300	27,200	221,500
Joseph Debold	2013	225,000		139,100	—	148,100	29,300	541,500
Senior Vice President of Global Sales and Marketing	2012	210,000		122,500	50,000	49,400	28,200	460,100

(1)	The amounts in this column were calculated based on the grant date fair value of our Common Stock, in accordance with FASB ASC Topic 718. On August 19, 2013, Messrs. Genova, Censullo and Debold were awarded 42,000, 11,000 and 26,000 shares of performance-based restricted Common Stock, respectively. The calculated aggregate fair value of these performance based grants, assuming that the highest level of performance conditions are achieved, is approximately $140,000. No amounts are shown for 2013 as the performance targets related to these restricted stock grants are not likely to be achieved. On June 13, 2012, Messrs. Genova and Debold were granted 76,957 and 21,739 shares of restricted Common Stock, respectively. The shares granted in 2012 are fully vested.

(2)	Messrs. Genova, Censullo and Debold were awarded performance-based stock options in 2008, 2009 and 2010. The amounts in this column represent the compensation expense recognized in 2013 and 2012 calculated based on the grant date fair value of our Common Stock in accordance with FASB ASC Topic 718 as performance conditions related to these grants were probable of being achieved. However, the options did not vest and become exercisable until March 24, 2014, the date on which the board of Directors of the Company determined that certain performance milestones had been achieved.

(3)	On August 19, 2013, Messrs. Genova, Censullo and Debold were awarded 400,000, 100,000 and 250,000 shares of performance-based stock options, respectively. The calculated aggregate fair value of these performance-based grants, assuming the highest level of performance conditions are achieved, is approximately $685,000. No amounts are shown for 2013 as the performance conditions related to these option grants are not likely to be achieved.

(4)	The amounts shown in this column reflect for each named executive officer the total estimated value of the use of an automobile, the premium paid on group term life insurance and accidental death and dismemberment insurance, and the matching contribution of the Wireless Telecom Group, Inc. 401(k) Profit Sharing Plan.
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Compensation for the Named Executives in 2013

CEO compensation. In determining Mr. Genova’s compensation for 2013, the Compensation Committee considered his performance against his financial, strategic and operational goals for the year. In the fiscal year ended December 31, 2013, Mr. Genova received $250,000 in salary, $171,600 in bonuses, and $13,800 in other compensation for his service as an executive officer of the Company.

With respect to 2013 equity compensation, in August 2013, Mr. Genova was granted under the 2012 Incentive Compensation Plan 400,000 shares of performance-based stock options and 42,000 shares of restricted Common Stock

Mr. Genova’s compensation for the 2013 fiscal year was based on qualitative managerial efforts and business ingenuity.

CFO compensation. In determining Mr. Censullo’s compensation for 2013, the Compensation Committee considered his performance against his financial, strategic and operational goals for the year. In the fiscal year ended December 31, 2013, Mr. Censullo received $135,000 in salary, $87,000 in bonuses and $26,200 in other compensation for his service as an executive officer of the Company.

With respect to 2013 equity compensation, in August 2013, Mr. Censullo was granted under the 2012 Incentive Compensation Plan 100,000 shares of performance-based stock options and 11,000 shares of restricted Common Stock.

Mr. Censullo’s compensation for the 2013 fiscal year was based on qualitative managerial efforts and business ingenuity.

Senior Vice President of Global Sales and Marketing compensation. In determining Mr. Debold’s compensation for 2013, the Compensation Committee considered his performance against his financial, strategic and operational goals for the year. In the fiscal year ended December 31, 2013, Mr. Debold received $225,000 in salary, $139,100 in bonuses and $29,300 in other compensation for his service as an executive officer of the Company.

With respect to 2013 equity compensation, in August 2013, Mr. Debold was granted under the 2012 Incentive Compensation Plan 250,000 shares of performance-based stock options and 26,000 shares of restricted Common Stock.

Mr. Debold’s compensation for the 2013 fiscal year was based on qualitative managerial efforts and business ingenuity.

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Outstanding Equity Awards at Fiscal Year-End 2013

Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Paul Genova			400,000	(a)	$1.77	8/19/2023	42,000	(l)	$0
			500,000	(b)	$0.78	11/24/2019
			220,000	(c)	$1.42	4/11/2018
	120,000	(d)			$2.72	4/18/2016
	50,000	(e)			$2.99	5/21/2014
	30,000	(f)			$2.75	10/22/2014

Robert Censullo			100,000	(g)	$1.77	8/19/2023	11,000	(l)	$0
			50,000	(h)	$0.75	11/08/2020
	10,000	(i)			$2.28	9/15/2016

Joseph Debold			250,000	(j)	$1.77	8/19/2023	26,000	(l)	$0
			300,000	(k)	$0.96	4/15/2020

(a)	400,000 common share options granted on 8/19/2013, which vest when certain performance milestones are achieved.

(b)	500,000 common share options granted on 11/24/2009, which vested on 3/24/2014, the date on which the Company’s board of directors determined that certain performance milestones had been achieved.

(c)	220,000 common share options granted on 4/11/2008, which vested on 3/24/2014, the date on which the Company’s board of directors determined that certain performance milestones had been achieved.

(d)	120,000 common share options granted on 4/18/2006.

(e)	50,000 common share options granted on 5/21/2004.

(f)	30,000 common share options granted on 10/22/2004.

(g)	100,000 common share options granted on 8/19/2013, which vest when certain performance milestones are achieved.

(h)	50,000 common share options granted on 11/08/2010; which vested on 3/24/2014, the date on which the Company’s board of directors determined that certain performance milestones had been achieved.

(i)	10,000 common share options granted on 9/15/2006.

(j)	250,000 common share options granted on 8/19/2013; which vest when certain performance milestones are achieved.

(k)	300,000 common share options granted on 4/15/2010, which vested on 3/24/2014, the date on which the Company’s board of directors determined that certain performance milestones had been achieved.
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(l)	Restricted shares granted on 8/19/2013, which will vest when certain performance milestones are achieved.

Option Exercises for 2013

None of the named executive officers exercised stock options during 2013.

Potential Payment upon Termination

Except as set forth below, the Company currently does not have any employment contracts or other similar agreements or arrangements with any of its executive officers.

Genova Severance Agreement. The Company and Paul Genova, the Company’s Chief Executive Officer, executed the Genova Severance Agreement on December 10, 2012. The severance agreement with Mr. Genova superseded the severance agreement between the Company and Mr. Genova, dated March 29, 2005. The agreement with Mr. Genova provides that if Mr. Genova’s employment is terminated by the Company “without cause” or if Mr. Genova terminates his employment for “good reason,” then Mr. Genova will be entitled to receive (i) a lump-sum cash payment equal to 100% of his annual base compensation then in effect, plus the amount, in the good faith determination of the board of directors, he earned as of the date of his termination under the annual bonus component of the Company’s officer bonus incentive plan in effect at that time, and (ii) the continuation of all benefits, to the extent permissible under the applicable benefits programs, in which he participates for a period of twelve months following his termination. If Mr. Genova obtains subsequent employment during such twelve-month period and if he receives benefits through such subsequent employment, the Company may terminate his continuing benefits. The terms of this agreement are valid through December 9, 2022.

Debold Severance Agreement. The Company and Joseph Debold, the Company’s Vice President of Global Sales and Marketing, executed the Debold Severance Agreement on December 10, 2012. The agreement with Mr. Debold provides that if Mr. Debold’s employment is terminated by the Company “without cause” or if Mr. Debold terminates his employment for “good reason,” in each case within eighteen (18) months of a Change in Control (as such term is currently defined in the Company’s 2012 Plan), then he will be entitled to receive (i) a lump-sum cash payment equal to 75% of his annual base compensation then in effect, plus the amount, in the good faith determination of the board of directors, he earned as of the date of his termination under the annual bonus component of the Company’s officer bonus incentive plan in effect at that time, and (ii) the continuation of all benefits, to the extent permissible under the applicable benefits programs, in which he participates for a period of nine months following his termination. If Mr. Debold obtains subsequent employment during such nine-month period and if he receives benefits through such subsequent employment, the Company may terminate his continuing benefits. The terms of this agreement are valid through December 9, 2022.

Censullo Severance Agreement. The Company and Robert Censullo, the Company’s Chief Financial Officer, executed the Censullo Severance Agreement on June 14, 2013. The agreement with Mr. Censullo provides that if Mr. Censullo’s employment is terminated by the Company “without cause” or if Mr. Censullo terminates his employment for “good reason,” in each case within eighteen (18) months of a Change in Control (as such term is currently defined in the Company’s 2012 Plan), then he will be entitled to receive (i) a lump-sum cash payment equal to 50% of his annual base compensation then in effect, plus the amount, in the good faith determination of the board of directors, he earned as of the date of his termination under the annual bonus component of the Company’s officer bonus incentive plan in effect at that time, and (ii) the continuation of all benefits, to the extent permissible under the applicable benefits programs, in which he participates for a period of six months following his termination. If Mr. Censullo obtains subsequent employment during such six-month period and if he receives benefits through such subsequent employment, the Company may terminate his continuing benefits. The terms of this agreement are valid through June 13, 2023.

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Change of Control. As discussed above each of our named executive officers have been awarded stock option grants that vest and are immediately exercisable upon achievement of certain financial metrics or the date on which a “Change-of-Control” of the Company occurs. The terms of these options grants are discussed immediately above under the caption “Equity Awards.”

Director Compensation for 2013

All non-employee directors receive an annual retainer of $20,000. The Chairman receives an additional annual retainer of $5,000 and the chairperson of each committee also receives an additional annual retainer for serving as chair as follows: Audit - $5,000; Compensation - $4,000; and Nominations and Governance - $3,000. Each director also receives an additional annual retainer for serving as a committee member as follows: Audit - $2,000; Compensation - $2,000; and Nominating and Corporate Governance - $1,000. The following summary compensation table sets forth the total compensation paid for the year ended December 31, 2013 to our directors.

	Fees Earned or Paid in Cash ($)	Stock Awards ($) (b)	Total ($)
Alan L. Bazaar	11,000	30,200	41,200
Henry L. Bachman	27,000	30,200	57,200
Joseph Garrity	27,000	30,200	57,200
Anand Radhakrishnan (c)	20,500	30,200	50,700
Glenn Luk (c)	23,500	30,200	53,700
Richard S. Cremona (c)	12,500	30,200	42,700
Adrian Nemcek (c)	14,000	—	14,000
Rick Mace (c)	12,500	—	12,500
Paul Genova (a)	—	—	—

(a)	Mr. Genova does not receive compensation in his capacity as director, but his compensation as a named executive officer is disclosed above.

(b)	Represents the grant date fair value determined in accordance with ASC Topic 718 for the grants of Common Stock. In June 2013, the Company granted 20,000 shares of restricted Common Stock under the 2012 Plan to each of Messrs. Bazaar, Bachman, Garrity, Radhakrishnan, Luk and Cremona. 10/12th of the shares of restricted stock granted to Messrs. Luk and Radhakrishnan vested on April 9, 2014. See “Certain Relationships and Related Transactions” below. The shares of restricted stock granted to Mr. Cremona have vested in full. The shares of restricted stock granted to the applicable current directors will fully vest on the date of the Meeting in June 2014, subject to each director remaining in office through such vesting date. The aggregate number of shares of common stock relating to outstanding stock awards as of December 31, 2013 held by each of Messrs. Bazaar, Bachman, Garrity, Radhakrishnan, Luk and Cremona was 20,000 shares. Messrs. Nemcek and Mace did not hold any stock awards as of December 31, 2013.

(c)	Former Directors of the Company.

Our current non-employee directors(1) held the following unexercised options at fiscal year-end 2013:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Alan L. Bazaar	—	—	—	—
Henry L. Bachman	—	—	—	—
Joseph Garrity	80,000	—	$3.02	7/17/2017

(1)	No former director held any stock options at fiscal year-end 2013.
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Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Bachman, Garrity and Bazaar. Currently, none of such persons is an officer or employee of the Company or any of its subsidiaries. During 2013, none of the Company’s executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director or member of the Compensation Committee. No interlocking relationship, as defined by the Exchange Act, exists between the board of directors or the Compensation Committee and the board of directors or Compensation Committee of any other company.

Security ownership of Certain Beneficial Owners

The following table sets forth certain information regarding the Company’s Common Stock owned as of April 25, 2014 by (i) each person who is known by the Company to beneficially own more than 5% of its outstanding Common Stock, (ii) each director and director nominee and each of the Company’s current executive officers, and (iii) all executive officers and directors as a group without naming them. Except as otherwise set forth below, the address of each such person is c/o Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, New Jersey 07054. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after April 25, 2014, are deemed outstanding; however, such shares are not deemed outstanding for purposes of computing the ownership percentage of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable

Names and Addresses	Amount and Nature of Beneficial Ownership (1)	Percentage Owned (2)
Alan L. Bazaar (3)	55,345	*
Henry L. Bachman (4)	73,000	*
Joseph Garrity (5)	140,000	*
Paul Genova (6)	1,077,144	5.6%
Robert Censullo (7)	76,000	*
Joseph Debold (8)	347,970	1.8%
All executive officers and directors as a group (6 persons)	1,769,459	9.2%

FMR Corp. 82 Devonshire Street Boston, MA 02109 (9)	1,300,000	6.7%
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Richard L. Scott 568 9th Street South STE 276 Naples, FL 34102 (10)	1,872,265	9.7%

Horton Capital Partners, LLC 1717 Arch Street Suite 3920 Philadelphia, PA 19103 (11)	1,804,279	9.3%

*	Less than one percent.

(1)	Except as otherwise set forth in the footnotes below, all shares are directly beneficially owned, and the sole voting and investment power is held by the persons named.

(2)	Based upon 19,211,456 shares of Common Stock outstanding as of April 25, 2014.

(3)	Beneficial ownership includes 35,345 shares of common stock and 20,000 shares of restricted common stock that will vest on the date of the Meeting, June 11, 2014, provided that Mr. Bazaar’s services as a director of the Company continue through such date.

(4)	Beneficial ownership includes 53,000 shares of Common Stock and 20,000 shares of restricted Common Stock that will vest on the date of the Meeting, June 11, 2014, provided that Mr. Bachman’s services as a director of the Company continue through such date.

(5)	Ownership includes 40,000 shares of Common Stock, 20,000 shares of restricted common stock that will vest on the date of the Meeting, June 11, 2014, provided that Mr. Garrity’s services as a director of the Company continue through such date, and 80,000 shares of Common Stock subject to options.

(6)	Ownership includes 115,144 shares of Common Stock, 42,000 shares of restricted common stock subject to vesting upon achievement of performance milestones, and 920,000 shares of Common Stock subject to options. Excludes 400,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days.

(7)	Ownership includes 5,000 shares of Common Stock, 11,000 shares of restricted stock subject to vesting upon achievement of performance milestones, and 60,000 shares of Common Stock subject to options. Excludes 100,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days.

(8)	Ownership includes 21,970 shares of Common Stock, 26,000 shares of restricted common stock subject to vesting upon achievement of performance milestones, and 300,000 shares of Common Stock subject to options. Excludes 250,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days.

(9)	Based on information set forth in Schedule 13-G/A, dated February 14, 2013, filed with the SEC on February 14, 2013.

(10)	Based on information set forth in Schedule 13D/A, dated September 25, 2008, filed with the SEC on September 30, 2008.

(11)	Based on information set forth in Schedule 13G, dated March 31, 2014, filed with the SEC on April 10, 2014.
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401(K) Profit Sharing Plan

The Company’s 401(k) Profit Sharing Plan (the “PSP”) is qualified under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). The effective date of the PSP is January 1, 1991. This plan is administered under a Trust of which Prudential Bank & Trust, FSB, is the Trustee. All employees of the Company, who are 18 years or older, including its executive officers, are eligible to participate in the PSP after six months of employment with the Company.

Under the PSP, participating employees have the right to elect that their contributions to this plan be made from reductions from their compensation paid to them by the Company, up to 100% of their compensation per annum not to exceed $17,500 for 2013, per the IRS index and in compliance with GUST-EGTRRA. Additionally, effective July 1, 2002, the plan allowed certain eligible participants to make additional pre-tax contributions to the plan up to $5,500 in 2013, if they meet the following requirements: They must be eligible to participate in the plans 401(k) arrangement, they must be at least age 50 or older or will attain age 50 in 2013.

All participating employees have the right to receive 100% of their own contributions to the PSP upon any termination of employment. Apart from the Company’s and employees’ contributions, they may receive investment earnings relating to the funds in their account under this plan.

Benefits under the PSP are payable to eligible employees in a single lump sum or in installments upon termination of their employment, although in-service withdrawals are permitted under certain circumstances. If more than 60% of its contributions are allocated to key employees, the Company will be compelled to contribute 3% of their annual compensation to each participating non-key employee’s account for that year. If the Company terminates this plan, participating employees are entitled to 100% of the Company’s contributions credited to their accounts. Company contributions to the plan for Fiscal 2013 and Fiscal 2012 aggregated approximately $353,000 and $320,000, respectively.

Certain Relationships and Related Transactions

In accordance with the terms of the charter of our Audit Committee, the Audit Committee must review and approve the terms and conditions of all related party transactions.

On April 9, 2014, the Company entered into a Share Repurchase Agreement (the “Share Repurchase Agreement”) with Investcorp International Ltd., Investcorp S.A., SIPCO Limited and Investcorp Technology Ventures, L.P. (collectively referred to as the “Sellers”). Prior to the repurchase under the Share Repurchase Agreement the Sellers held 6,472,666 shares of the common stock of the Company, which represented approximately 26.9% of the outstanding shares of common stock of the Company. Additionally, immediately prior to the closing of the repurchase under the Share Repurchase Agreement on April 9, 2014: (i) Mr. Glenn Luk, served as an advisor to Investcorp Technology Partners, an affiliate of the Sellers, and also as a director of the Company and (ii) Mr. Anand Radhakrishnan served as a principal at Investcorp Technology Partners, an affiliate of the Sellers, and as a director of the Company.

Pursuant to the Share Repurchase Agreement, the Company repurchased a total of 4,815,110 shares of the Company’s common stock, par value $0.01 per share, from the Sellers. The price per share for such shares was $2.00, and the aggregate repurchase price was $9,630,220.

In accordance with certain closing conditions relating to the Share Repurchase Agreement, (i) on April 10, 2014, the Company announced the resignations of Messrs. Luk and Radhakrishnan as directors of the Company, and the resignation of Mr. Luk as Chairman of the board, effective as of April 9, 2014, (ii) 10/12th of the restricted stock of the Company previously awarded to Messrs. Luk and Radhakrishnan vested as of the closing date, and (iii) each of Messrs. Luk and Radhakrishnan delivered a 180-day lock-up agreement to the Company on the closing date.

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Under the terms of the Share Repurchase Agreement, each of the Sellers agreed to not effect or seek, offer or propose to effect, or cause or intentionally participate in or intentionally assist any other person to effect, or seek, offer or propose to effect or participate in (i) any acquisition of beneficial ownership of any securities or assets of the Company or any of the Company’s affiliates, (ii) any tender or exchange offer, merger or other business combination involving the Company or any of its subsidiaries, (iii) any solicitation of proxies or consents to vote any voting securities of the Company, or (iv) any action that might require the Company to make an announcement regarding any of the types of matters set forth above. In addition, under the Share Repurchase Agreement the Sellers agreed that neither the Sellers, nor their affiliates, shall engage in short selling activities with respect to securities of the Company.

The Sellers also agreed that, to the extent not previously terminated, any agreements, contracts or other obligations by and between any of the Sellers and the Company (except as set forth in the Share Repurchase Agreement), including rights thereunder, were terminated, effective as of April 9, 2014, as such agreements relate to any of the Sellers. Each of such agreements shall be of no further force or effect (as between any of the Sellers and the Company), the Company shall not have any further obligations to any of the Sellers and the Sellers (and any affiliate of any of the Sellers) shall not have any rights under any such agreements.

The Agreement and the related transactions were approved by the disinterested members of the Company’s board of directors and the Audit Committee of the Company’s board of directors.

We have not entered into any other transactions with any related parties since the start of Fiscal 2013 that require disclosure under Item 404(d) of Regulation S-K promulgated by the SEC, if we were to do so in the future, any such transaction would need to be approved by the Audit Committee. There are no family relationships among any of the Company’s directors or executive officers.

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PROPOSAL 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Relationship with Independent Public Accountants

PKF O’Connor Davies, a division of O’Connor Davies, LLP (“PKF”) has been the Company’s independent auditors since October 19, 2006, and the board of directors desires to continue to engage the services of this firm for the fiscal year ending December 31, 2014. Accordingly, the board of directors, upon the recommendation of the Audit Committee, has reappointed PKF to audit the financial statements of the Company and its subsidiaries for the fiscal year 2014 and to report on these financial statements. Although the selection and appointment of independent auditors is not required to be submitted to a vote of shareholders, the board of directors deems it desirable to obtain the shareholders’ ratification and approval of this appointment. Representatives of PKF are expected to be present at the Meeting and will have the opportunity to make statements if they so desire and to respond to appropriate questions from the Company’s stockholders.

Fees Paid to Principal Accountants

Audit Fees

The aggregate fees billed for professional services and paid for the annual audit and for the review of the Company’s financial statements included in the Company’s Annual Report on Form 10-K for each of the years ended December 31, 2013 and 2012, and the Company’s Quarterly Reports Form 10-Q for each of the quarters for the years ended December 31, 2013 and 2012, were approximately $147,000 and $166,600, respectively.

Audit-Related Fees

The aggregate audit-related fees billed during the years ended December 31, 2013 and 2012 for professional services rendered for the audit of the Company’s 401(k) Plan and consultation in connection with accounting and reporting requirements for acquisitions were approximately $35,500 and $23,500, respectively.

Tax Fees

The aggregate tax fees billed for all respective services for the years ended December 31, 2013 and 2012, were approximately $45,600 and $48,700, respectively.

All Other Fees

There were no fees billed for all other non-audit services for the years ended December 31, 2013 and 2012.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee will pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-

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approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan.

The Audit Committee approved all of the non-audit services described above. Additionally, the Audit Committee has reviewed the non-audit services provided by the principal accountants and determined that the provision of these services during fiscal years 2013 and 2012 are compatible with maintaining the principal accountants’ independence.

The affirmative vote of a majority of the votes cast by holders of shares entitled to vote thereon at the Meeting (in person or by proxy) is required for approval of the ratification of the appointment of PKF as the Company’s independent registered public accounting firm for the 2014 calendar year.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2 RELATING TO THE RATIFICATION OF THE SELECTION OF PKF O’ConnOr Davies, A Division of O’ConnOr Davies, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2014. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” RATIFICATION OF PKF O’ConnOr Davies, A Division of O’ConnOr Davies, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL 3.
RATIFICATION AND APPROVAL OF AMENDED AND RESTATED 2012 INCENTIVE
COMPENSATION PLAN TO PROVIDE FOR AN ADDITIONAL 1,483,045 SHARES OF COMMON
STOCK FOR FUTURE GRANTS UNDER THE PLAN

Amendment and Restatement

The Company is requesting that stockholders vote in favor of ratifying and approving the amendment and restatement of the Company’s 2012 Incentive Compensation Plan (the “2012 Plan”), to provide for an additional 1,658,045 shares of common stock of the Company, $0.01 par value per share (the “Common Stock”), to be available for future grants. We believe that stock awards are beneficial to attracting and retaining employees, officers, directors and consultants. The Compensation Committee and the Company’s entire board of directors (the “Committee”) has voted unanimously to authorize the amendment and restatement of the 2012 Plan to increase by 1,658,045 the total number of shares with respect to which awards may be granted.

At the time of its adoption in 2012, the total number of shares of Common Stock reserved and available for delivery pursuant to awards granted under the 2012 Plan (“Awards”) at any time during the term of the 2012 Plan was equal to 2,000,000 shares, plus any shares subject to awards that had been issued under the Wireless Telecom Group, Inc. Amended and Restated 2000 Stock Option Plan, as amended (the “Prior Plan”) that expire, are cancelled or are terminated after the original date of shareholder approval of the 2012 Plan without having been exercised in full and would have become available for subsequent grants under the Prior Plan.

Since the inception of the 2012 Plan, the total number of shares granted under the plan, as of April 25, 2014 (the Record Date), was 1,668,044, less 9,999 which were forfeited. Therefore, as of the Record Date, the net amount of shares underlying awards granted under the 2012 Plan was 1,658,045, leaving 341,955 unissued and authorized shares available for future issuance to the Company’s eligible employees, officers, directors and consultants, plus those available under the Prior Plan. The Company’s board of directors believes that the approval of the amendment and restatement to the 2012 Plan providing for an additional 1,658,045 unissued and authorized shares of Common Stock to reset the number of unissued shares available under the 2012 plan to 2,000,000 shares for a total of 3,658,045 shares authorized under the 2012 Plan, plus those available under the Prior Plan, is advisable to give the Company the flexibility needed to attract, retain and motivate employees, officers, directors and consultants.

The Company’s board of directors unanimously recommends that you vote “FOR” the amendment and restatement of the 2012 Plan.

A copy of the amended and restated 2012 Plan is attached to this proxy statement as Appendix A. Any stockholder who wishes to obtain a copy of the 2012 Plan may do so by written request to Robert Censullo, Secretary, Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, New Jersey 07054.

Background.

On April 30, 2012, the Company’s board of directors adopted the 2012 Plan, and on June 13, 2012 (the “Shareholder Approval Date”), the 2012 Plan was approved by the Company’s shareholders. On April 21, 2014, the Company’s board of directors adopted the amended and restated 2012 Plan, and recommended that it be submitted to the Company’s shareholders for their approval at the next annual meeting.

Purpose.

The purpose of the 2012 Plan is to assist the Company and its subsidiaries and other designated affiliates, which we refer to as “Related Entities,” in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors consultants and other persons who provide services to the Company or its Related Entities, by enabling such persons to acquire or increase a proprietary

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interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value. Additionally, the 2012 Plan replaced the Prior Plan, under which no additional grants will be made. The effective date of the 2012 Plan was April 30, 2012.

Stockholder approval of the amended and restated 2012 Plan is required (i) for purposes of complying with the stockholder approval requirements for the listing of shares on the New York Stock Exchange, (ii) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, which we refer to as the Code, as described below, (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) for the 2012 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act.

The following is a summary of certain principal features of the 2012 Plan. This summary is qualified in its entirety by reference to the complete text of the 2012 Plan. Shareholders are urged to read the actual text of the 2012 Plan in its entirety which is set forth as Appendix A to this proxy statement.

Shares Available for Awards; Annual Per-Person Limitations.

As described above, at the time of adoption of the 2012 Plan in 2012, the total number of shares of Common Stock reserved and available for delivery with respect to Awards granted under the 2012 Plan was equal to 2,000,000 shares, plus any shares subject to awards that had been issued under the Prior Plan that expire, are cancelled or are terminated after the original date of shareholder approval of the 2012 Plan without having been exercised in full and would have become available for subsequent grants under the Prior Plan. Since the inception of the 2012 Plan, the total number of shares granted under the plan, as of April 25, 2014 (the Record Date), was 1,668,044, less 9,999 which were forfeited. Therefore, as of the Record Date, the net amount of shares underlying awards granted under the 2012 Plan was 1,658,045, leaving 341,955 unissued and authorized shares available for future issuance to the Company’s eligible employees, officers, directors and consultants, plus those available under the Prior Plan.

Under the amended and restated 2012 Plan, the total number of shares of Common Stock reserved and available for delivery under Awards at any time during the term of the 2012 Plan will be set to be equal to 3,658,045 shares, plus any shares subject to awards that have been issued under the Prior Plan that expire, are cancelled or are terminated after the Shareholder Approval Date without having been exercised in full and would have become available for subsequent grants under the Prior Plan. The foregoing limit shall include the number of shares of Common Stock with respect to which Awards granted under the 2012 Plan are forfeited, expire or otherwise terminate without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares, and the number of shares that are tendered (either actually or by attestation) or withheld upon exercise of an Award to pay the exercise price or any tax withholding requirements. Awards issued in substitution for awards previously granted by a company acquired by the Company or a Related Entity, or with which the Company or any Related Entity combines, do not reduce the limit on grants of Awards under the 2012 Plan so long as the use of such Shares would not require the approval of our shareholders under the rules of any stock exchange on which our Shares are then listed. Any Shares that are subject to Awards of options or stock appreciation rights are to be counted against the foregoing limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than options or stock appreciation rights are to be counted against the foregoing limit as one and one-half (1.5) Shares for every one (1) Share granted.

No awards may be made under the Prior Plan after the Shareholder Approval Date.

The 2012 Plan imposes individual limitations on the amount of certain Awards in part to comply with Code Section 162(m). Under these limitations, during any 12-month period, no participant may be granted (i) stock options or stock appreciation rights with respect to more than 400,000 shares of Common

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Stock, or (ii) shares of restricted stock, restricted stock units, performance shares and other stock based-awards with respect to more than 400,000 shares of Common Stock, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out as performance units with respect to any 12-month performance period is $525,000 and is $525,000 with respect to any performance period that is more than 12 months, $525,000 multiplied by the number of full 12-month periods that are in the performance period.

The Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Except with respect to the adjustments referenced in the foregoing paragraph, the Committee is generally not be permitted to take any of the following actions without the approval of the Company’s shareholders: (i) lower the exercise price per Share of a stock option or grant price per Share of a stock appreciation right, or a “SAR”, after it is granted, (ii) cancel an option or a SAR when the grant price per Share exceeds the fair market value of the underlying Shares in exchange for another award (other than in connection with an Award made in substitution for an Award previously granted by a company acquired by the Company or a Related Entity, or with which the Company or any Related Entity combines), or (iii) take any other action with respect to an option or a SAR that may be treated as a repricing pursuant to the applicable rules of the New York Stock Exchange (any such action described in (i) - (iii) being referred to as a “Repricing”).

Eligibility.

The persons eligible to receive Awards under the 2012 Plan are the officers, directors, employees, consultants and other persons who provide services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options (“ISOs”). An employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the 2012 Plan.

Administration.

The 2012 Plan is administered by the Committee, provided, however, that except as otherwise expressly provided in the 2012 Plan, the Board may exercise any power or authority granted to the Committee under the 2012 Plan. Subject to the terms of the 2012 Plan, the Committee is authorized to select eligible persons to receive Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant), and the rules and regulations for the administration of the Plan, construe and interpret the 2012 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2012 Plan.

Stock Options and Stock Appreciation Rights.

The Committee is authorized to grant stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee

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provided that such exercise price or grant price, as applicable, shall not be less than 100% of the fair market value of a share of Common Stock on the date of grant of the option or stock appreciation right, as applicable. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a share of Common Stock on the date such ISO is granted.

For purposes of the 2012 Plan, the term “fair market value” means the fair market value of Common Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of Common Stock as of any given date shall be the closing sales price per share of Common Stock as reported on the principal stock exchange or market on which Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% stockholder (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. The Committee, thus, may permit the exercise price of options awarded under the Plan to be paid in cash, shares, other Awards or other property (including loans to participants).

The Company may grant stock appreciation rights in tandem with options, which we refer to as “Tandem SARs”, under the 2012 Plan. A Tandem SAR may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem SAR may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem SAR will no longer be exercisable to the extent the Tandem SAR has been exercised and any Tandem SAR will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units.

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which is subject to such risks of forfeiture and other restrictions as the Committee may impose. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive shares of Common Stock or cash equal to the fair market value of the specified number of shares of Common Stock covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents.

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other Awards or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, Awards or otherwise as specified by the Committee.

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Bonus Stock and Awards in Lieu of Cash Obligations.

The Committee is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other Awards in lieu of Company obligations to pay cash under the 2012 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards.

The Committee or the Board is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. The Committee determines the terms and conditions of such Awards.

Performance Awards.

The Committee is authorized to grant performance awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, shares of Common Stock or other property, or any combination thereof, as determined by the Committee. Performance awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such Awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the three highest compensated officers of the Company (other than the Company’s chief executive officer principal financial officer) as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board.

If and to the extent that the Committee determines that these provisions of the 2012 Plan are to be applicable to any Award, one or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), are to be used by the Committee in establishing performance goals for Awards under the 2012 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the fair market value of a share of Common Stock. Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. Performance goals for Awards intended to comply with Section 162(m) of the Code must be established not later than 90 days after the beginning of the

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performance period applicable to the performance Awards or at such other date as may be required for performance-based compensation treatment under Section 162(m) of the Code.

After the end of each performance period, the Committee will determine and certify whether the performance goals have been achieved. At the time that the Committee establishes the performance goals in respect of an Award which is intended to be qualified as “performance-based compensation” under Section 162(m) of the Code, the Committee may provide that in determining the achievement of such performance goals, the Committee shall exclude the impact of any (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges; (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; (iii) a change in accounting standards required by generally accepted accounting principles; or (iv) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

The Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential Award.

Other Terms of Awards.

Awards may be settled in the form of cash, shares of Common Stock, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2012 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2012 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers subject to any terms and conditions the Committee may impose thereon.

Awards under the 2012 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2012 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control.

(i) The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement or otherwise determined by the Committee, vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the 2012 Plan (including the cash settlement of stock appreciation rights which may be exercisable in the event of a change in control). In addition, the Committee may provide in an Award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any “change in control”, the agreement relating to such transaction and/or the

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committee may provide for: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2012 Plan, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2012 Plan.

Other Adjustments.

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, the Committee may not make any adjustment described in this paragraph if doing so would cause any Award granted under the 2012 Plan to participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) of the Code to otherwise fail to qualify as “performance-based compensation.” In addition, without the approval of the Company’s shareholders, the Committee may not make any adjustment described in this paragraph if such adjustment would result in a Repricing.

Amendment and Termination.

The Company’s board of directors may amend, alter, suspend, discontinue or terminate the 2012 Plan or the Committee’s authority to grant Awards without further stockholder approval (including in a manner adverse to the rights of a participant under an outstanding Award), except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2012 Plan which might increase the cost of the 2012 Plan or alter the eligibility of persons to receive Awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Company’s board of directors, the 2012 Plan will terminate at the earliest of (a) such time as no shares of Common Stock remain available for issuance under the 2012 Plan, (b) termination of the 2012 Plan by the Company’s board of directors, or (c) the tenth anniversary of the date the Company’s shareholders approve the 2012 Plan. Awards outstanding upon expiration of the 2012 Plan shall remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards.

The 2012 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options.

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2012 Plan. On exercise of a nonqualified stock option granted under the 2012 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the

35

Company or a Related Entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of the Company’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate or other indicia of ownership will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.

The 2012 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents

“pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative

36

minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards.

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2012 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the stock award, equal to the excess, if any, of the fair market value of the stock on the date the stock award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2012 Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights.

The Company may grant SARs separate from any other Award, which we refer to as Stand-Alone SARs, or in tandem with options, which we refer to as Tandem SARs, under the 2012 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

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With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents.

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations.

Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that Awards granted to participants under the Plan whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, may, if and to the extent so intended by the Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such Awards would not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that Awards under the 2012 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m).

Importance of Consulting Tax Adviser.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Award or the disposition of stock acquired as a result of an Award.

Market Price of Shares.

The closing price of the Common Stock on April 25, 2014, the Record Date, was $2.40.

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Equity Compensation Plan Information.

The following table provides information as of December 31, 2013 regarding compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,877,000	$1.56	906,304
Equity compensation plans not approved by security holders	—	—	—
Total	2,877,000	$1.56	906,304

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3 RELATING TO THE RATIFICATION AND APPROVAL OF THE AMENDED AND RESTATED WIRELESS TELECOM GROUP, INC. 2012 INCENTIVE COMPENSATION PLAN.

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OTHER MATTERS

The Meeting will take place at the offices of Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, New York 10022. This location is in Manhattan at the intersection of Lexington Avenue and 53rd Street. To obtain directions to be able to attend the Meeting, contact Robert Censullo at (973) 386-9696.

The board of directors knows of no business that will be presented for consideration at the Meeting other than those items stated above. If any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them. The final results of the balloting at the Meeting will appear in the Company’s Current Report on Form 8-K within four business days of the Meeting.

The Company will bear the cost of preparing, assembling and mailing the proxy card, proxy statement and other material, which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees may solicit the return of proxies. The Company may reimburse persons holding stock in their names or in the names of other nominees for their expense in sending proxies and proxy material to principals. Proxies may be solicited by mail, personal interview, telephone and fax.

The Company will pay the cost of soliciting proxies. To date, the Company has paid approximately $1,000 for proxy services and estimates the total cost of solicitation not to exceed $20,000. In addition to solicitation by use of the mails, proxies may be solicited from the Company’s stockholders, by the Company’s directors, officers and employees in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses incurred in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith.

The Company will only send one set of proxy materials to two or more stockholders who share one address, unless we have received contrary instructions from one or more of the stockholders at that address. This procedure is referred to as “householding.” Each stockholder subject to householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our annual proxy materials to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of proxy materials for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Robert Censullo, Secretary, Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, New Jersey 07054 or call us at (973) 386-9696. Likewise, if your household currently receives multiple copies of proxy materials and you would like to receive one set, please contact us at the address and telephone number provided.

The Company will provide without charge to each person being solicited by this proxy statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 2013 as filed with the SEC, including the financial statements, notes, exhibits and schedules thereto. All such requests should be directed to: Robert Censullo, Secretary, Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, New Jersey 07054.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and the holders of greater than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of these reports. Based solely on a review of the copies of these reports furnished to us and written representations from such executive officers, directors and stockholders with respect to the period from January 1, 2013 through December 31, 2013, the Company believes that the Company’s executive officers, directors and greater than 10% beneficial owners have complied with all applicable filing requirements.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
TO BE PRESENTED AT THE NEXT ANNUAL MEETING

Under our By-laws, no business, including nominations of a person for election as a director, may be brought before an Annual Meeting unless it is specified in the notice of the Annual Meeting or is otherwise brought before the Annual Meeting by or at the direction of the Board or by a stockholder who meets the requirements specified in our By-laws and has delivered timely notice to us (containing the information specified in the By-laws).

To be timely, a stockholder’s notice for matters to be brought before the Annual Meeting of Stockholders in 2015 must be delivered to and received at our principal executive office specified on page 1 of this proxy statement not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the 2014 Annual Meeting of Stockholders, or no later than March 13, 2015 and no earlier than February 11, 2015. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Stockholders in 2015 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by our Secretary at our principal executive office specified on page 1 of this proxy statement, no later than January 6, 2015.

By Order of the Board of Directors,

Robert Censullo
Secretary

Dated: April 30, 2014

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Appendix A

WIRELESS TELECOM GROUP, INC.

AMENDED AND RESTATED 2012 INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this AMENDED AND RESTATED 2012 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Wireless Telecom Group, Inc., a New Jersey corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime

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reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(j) “Consultant” means any Person (other than an Employee or a Director, solely with respect to rendering services in such Person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(m) “Director” means a member of the Board or the board of directors of any Related Entity.

(n) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(o) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(p) “Effective Date” means the effective date of the Plan, which shall be April 30, 2012.

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(q) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(r) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(u) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an action which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than a failure which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

(v) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(x) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) hereof.

(y) “Listing Market” means the New York Stock Exchange or any other national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Market.

(z) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

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(aa) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(bb) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(cc) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(dd) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

(ee) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ff) “Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(gg) “Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(hh) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(ii) “Prior Plan” means the Wireless Telecom Group, Inc. Amended and Restated 2000 Stock Option Plan, as amended.

(jj) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(kk) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ll) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(mm) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

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(nn) “Restricted Stock Unit Award” means an Award of Restricted Stock Unit granted to a Participant under Section 6(e) hereof.

(oo) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(pp) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(qq) “Shareholder Approval Date” means the date on which this Plan is approved by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements Sections 162(m) and 422 of the Code, Rule 16b-3 under the Exchange Act applicable requirements under the rules of the Listing Market.

(rr) “Shares” means the shares of common stock of the Company, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(ss) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(tt) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(uu) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants.

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(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, (ii) with respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m), to the extent necessary in order for such Award to so qualify; and (iii) with respect to any Award to an Independent Director. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 3,658,045, plus any shares subject to awards that have been issued under the Prior Plan that expire, are cancelled or are terminated after the Shareholder Approval Date without having been exercised in full and would have become available for subsequent grants under the Prior Plan. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one and one-half (1.5) Shares for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Awards are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of

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such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(iv) below.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market.

(iv) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share if such Share was subject to an Option or Stock Appreciation Right granted under the Plan or an option or stock appreciation right granted under the Prior Plan, and as one and one-half (1.5) Shares if such Share was subject to an Award other than an Option or Stock Appreciation Right granted under the Plan or an option or stock appreciation right granted under the Prior Plan.

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 2,000,000 Shares.

(d) No Further Awards Under Prior Plan. In light of the adoption of this Plan, no further awards shall be made under the Prior Plan after the Shareholder Approval Date.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 400,000 Shares or (ii) Restricted Stock, Restricted Stock Units, Performance Shares and/or Other Stock-Based Awards with respect to more than 400,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $525,000 with respect to any 12 month Performance Period and (y) with respect to any Performance Period that is more than 12 months, $525,000 multiplied by the number of full 12 months periods that are in the Performance Period.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of

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consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of New Jersey law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c)(i) and (ii), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s shareholders.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

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(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 10(c)(i) and (ii), the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or

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as otherwise provided in this Plan during the Restricted Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restriction Stock Award is subject to a risk of forfeiture, subject to Section 10(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Unit, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.

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(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Any such determination by the Committee shall be made at the grant date of the applicable Award.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than five years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in

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installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with applicable law and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its

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sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee, all in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, as defined in Section 7(e)(ii) hereof, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and

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only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

8. Code Section 162(m) Provisions.

(a) Covered Employees. Unless otherwise specified by the Committee, the provisions of this Section 8 shall be applicable to any Performance Award granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee.

(b) Performance Criteria. If a Performance Award is subject to this Section 8, then the payment or distribution thereof or the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, unless otherwise specified by the Committee at the time the performance goals are set, the Committee shall exclude the impact of any (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, (iii) change in accounting standards required by generally accepted accounting principles; or (iv) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee. Performance goals shall

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be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification. No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Section 162(m) of the Code.

9. Change in Control.

(a) Effect of “Change in Control.” If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv) Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the Participant and the Company or any Related Entity, if in the event of a Change in Control the surviving entity or its parent company assumes or substitutes another Award for the applicable Award, then the vesting of the applicable Award shall not be accelerated as described in this Section 9(a). For purposes of this Section 9(a), an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares);

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provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the surviving company or its parent, the Committee may, with the consent of the surviving company or its parent, provide that the consideration to be received upon the vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, shall be solely common stock of the surviving company or its parent substantially equal in the fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Definition of “Change in Control”. Unless otherwise specified in any employment agreement between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting

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Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations

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are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the

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making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant. Notwithstanding the foregoing, no adjustments may be made with respect to any Performance Awards subject to Section 8 if and to the extent that such adjustment would cause the Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of the their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

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(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of New Jersey without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Shareholder Approval Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

A-20

PROXY
WIRELESS TELECOM GROUP, INC.
25 EASTMANS ROAD, PARSIPPANY, NEW JERSEY 07054

This Proxy is Solicited on Behalf of the Board of Directors
of Wireless Telecom Group, Inc.

The undersigned hereby appoints Messrs. Paul Genova and Robert Censullo as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of the Common Stock of Wireless Telecom Group, Inc. held of record by the undersigned on April 25, 2014, at the Annual Meeting of Stockholders to be held on June 11, 2014 or any adjournment thereof. The undersigned hereby revokes any proxy previously given with respect to such shares.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees for directors, FOR the ratification of Wireless Telecom Group, Inc.’s independent registered public accountants and FOR the ratification and approval of the Amended and Restated 2012 Incentive Compensation Plan.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following:

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

Continued and to be signed on reverse side

1.	Election of Directors. Nominees: HENRY L. BACHMAN, ALAN L. BAZAAR, JOSEPH GARRITY, and PAUL GENOVA

FOR all four nominees listed (except as marked to the contrary above): [ ]

WITHHOLD AUTHORITY: [ ] (Instruction: To withhold authority to vote for any of the nominees strike a line through the nominee’s name in the list above)

2.	Ratification of PKF O’Connor Davies, a division of O’Connor Davies, LLP as Wireless Telecom Group, Inc.’s independent registered public accountants for the year ending December 31, 2014.

FOR: [ ]

AGAINST: [ ]

ABSTAIN: [ ]

3.	Approval of the Company’s 2012 Incentive Compensation Plan.

FOR: [ ]

AGAINST: [ ]

ABSTAIN: [ ]

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please indicate if you plan to attend this meeting.

Yes [ ]         No [ ]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON.

Dated: _______________________________________, 2014

Signature: _________________________________________

Signature if held jointly: ______________________________

When signing as attorney, as executor, as administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.